UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 18, 2023
Date of Report (date of earliest event reported)
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SNAP ONE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40683 (Commission File Number)	82-1952221 (I.R.S. Employer Identification Number)
1800 Continental Boulevard, Suite 200 Charlotte, NC 28273
(Address of principal executive offices and zip code)
(704) 927-7620
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	SNPO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on May 18, 2023 (the “Annual Meeting”). The total number of outstanding shares entitled to vote as of March 20, 2023, the record date for the Annual Meeting, was 76,217,384. According to the inspector of elections, the stockholders present in person or by proxy represented 72,619,778 shares of common stock (entitled to one vote per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of directors. The stockholders voted on the election of three Class II directors of the Company, each to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2026 and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Class II Director Nominees
Annmarie Neal	68,250,816	1,927,123	2,441,839
Adalio Sanchez	69,493,614	684,325	2,441,839
Kenneth R. Wagers, III	69,761,196	416,743	2,441,839

Accordingly, the foregoing nominees were elected as Class II directors to the Company’s board of directors.

Proposal 2—Ratification of the appointment of an independent registered public accounting firm. The stockholders voted on the ratification of the appointment of Deloitte Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 29, 2023 Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
72,564,031	38,111	17,636	0

Accordingly, the appointment of the independent registered public accounting firm was ratified.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of May, 2023.

Snap One Holdings Corp.

By:	/s/ Michael Carlet
Name: Michael Carlet
Title: Chief Financial Officer